UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	August 12, 2010

MedQuist Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

New Jersey	0-19941	22-2531298
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1000 Bishops Gate Boulevard, Suite 300, Mount Laurel, New Jersey		08054-4632
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	856.206.4000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

Litigation Settlement

On August 12, 2010, MedQuist Inc. and MedQuist Transcriptions, Ltd. (collectively, the "Company"), on the one hand, and Kaiser Foundation Health Plan, Inc., Kaiser Foundation Hospitals, The Permanente Medical Group, Inc., Southern California Permanente Medical Group, Kaiser Foundation Health Plan of the Mid-Atlantic States, Inc., and Kaiser Foundation Health Plan of Colorado, (collectively, "Kaiser"), on the other hand, entered into a Settlement Agreement and Release (the "Settlement Agreement"). The Settlement Agreement settles all claims and potential claims of Kaiser against MedQuist arising out of or related to the lawsuit (the "Lawsuit") entitled Kaiser Foundation Health Plan, Inc., et al. v. MedQuist Inc. et al., Case No. 08-cv-4376-JBS-AMD that was originally filed in the Superior Court of the State of California in and for the County of Alameda on June 6, 2008, and which was subsequently removed to United States District Court for the Northern District of California and then transferred to the United States District Court for the District of New Jersey (the "Court").

By the terms of the Settlement Agreement, on August 16, 2010, the Company made a single lump sum payment of $2,000,000 to settle all claims and potential claims of the Plaintiffs against the Company arising out of or related to Lawsuit. Neither the Company, nor Kaiser, admitted to any liability or wrongdoing in connection with the settlement. On July 15, 2010, after the parties notified the Court that they had reached an agreement in principle to settle the action, the Court entered an Order of Dismissal without costs and without prejudice to the right, upon motion and good cause shown, within 60 days, to reopen the Action. Pursuant to the terms of the Settlement Agreement, upon the Company’s payment of the settlement amount on August 16, 2010, the dismissal became final, with prejudice and without right of appeal. Under the Settlement Agreement, the parties further agreed that each of the parties shall be solely responsible for their own costs and that the Court shall retain continuing jurisdiction over implementation of the Settlement Agreement.

Item 9.01 Financial Statements and Exhibits.

(d) The following exhibit relating to Item 1.01 is furnished with this report on Form 8-K:

10.1 Settlement Agreement and Release dated August 12, 2010 by and among MedQuist Inc. and MedQuist Transcriptions, Ltd., on the one hand, and Kaiser Foundation Health Plan, Inc., Kaiser Foundation Hospitals, The Permanente Medical Group, Inc., Southern California Permanente Medical Group, Kaiser Foundation Health Plan of the Mid-Atlantic States, Inc., and Kaiser Foundation Health Plan of Colorado, on the other hand.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MedQuist Inc.

August 18, 2010	By:	Mark R. Sullivan

Name: Mark R. Sullivan
Title: General Counsel, Chief Compliance Officer & Secretary

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Exhibit Index

Exhibit No.	Description

10.1	Settlement Agreement and Release dated August 12,1010 by and among MedQuist Inc. and MedQuist Transcriptions, Ltd., on the one hand, and Kaiser Foundation Health Plan, Inc., Kaiser Foundation Hospitals, The Permanente Medical Group, Inc., Southern California Permanente Medical Group, Kaiser Foundation Health Plan of the Mid-Atlantic States, Inc., and Kaiser Foundation Health Plan of Colorado, on the other hand.